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Exhibit 21

SUBSIDIARIES OF ARDENT HEALTH SERVICES LLC

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
                                                                                    Jurisdiction of Incorporation
Subsidiary                                                                                 or Organization
----------                                                                          -----------------------------
AHS Academic Health Center, LLC                                                                 Delaware
AHS Albuquerque Holdings, LLC                                                                  New Mexico
AHS Bristow Hospital, LLC                                                                       Delaware
AHS Cleveland Hospital, LLC                                                                     Delaware
AHS Cushing Hospital, LLC                                                                       Delaware
AHS Henryetta Hospital, LLC                                                                     Delaware
AHS Hillcrest IPA, LLC                                                                          Delaware
AHS Hillcrest Medical Center, LLC                                                               Delaware
AHS Hillcrest Specialty Hospital, LLC                                                           Delaware
AHS Holdings, Inc.                                                                              Delaware
AHS Kentucky Holdings, Inc.                                                                     Delaware
AHS Kentucky Hospitals, Inc.                                                                    Delaware
AHS Louisiana Holdings, Inc.                                                                    Delaware
AHS Louisiana Hospitals, Inc.                                                                   Delaware
AHS Management Company, Inc.                                                                   Tennessee
AHS Management Services of Oklahoma, LLC                                                        Delaware
AHS New Mexico Holdings, Inc.                                                                  New Mexico
AHS Holdings, Inc.                                                                              Delaware
AHS Newco 2, LLC                                                                                Delaware
AHS Newco 3, LLC                                                                                Delaware
AHS Newco 4, LLC                                                                                Delaware
AHS Newco 5, LLC                                                                                Delaware
AHS Newco 6, LLC                                                                                Delaware
AHS Newco 7, LLC                                                                                Delaware
AHS Newco 8, LLC                                                                                Delaware
AHS Newco 9, LLC                                                                                Delaware
AHS Newco 10, LLC                                                                               Delaware
AHS Oklahoma Health System, LLP (d/b/a Oklahoma Physician Group)                                Delaware
AHS Oklahoma Holdings, Inc.                                                                     Delaware
AHS Oklahoma Hospitals, Inc.                                                                    Delaware
AHS Oklahoma Physician Group, LLC                                                               Delaware
AHS Pawnee Hospital, LLC                                                                        Delaware
AHS Research and Review, LLC                                                                   New Mexico
AHS Riverside PHO, LLC                                                                          Delaware
AHS Samaritan Hospital, LLC                                                                     Kentucky
AHS S.E.D. Medical Laboratories, LLC (d/b/a S.E.D. Medical Laboratories)                       New Mexico
AHS Summit Real Estate Venture LLC                                                              Delaware
AHS Summit Hospital, LLC                                                                        Delaware
AHS Tulsa Holdings, LLC                                                                         Delaware
AHS Tulsa Regional Medical Center, LLC                                                          Delaware
AHS Wagoner Hospital, LLC                                                                       Delaware
Ardent Community Foundation, Inc.                                                               Delaware
Ardent Medical Services, Inc.                                                                   Delaware
Bailey Medical Center, LLC                                                                      Delaware
Delphinium Acquisitions, Inc.                                                                    Delaware
Desert Lily Acquisitions, Inc.                                                                   Delaware
East Baton Rouge Medical Center, LLC                                                             Delaware
Lovelace Insurance Company                                                                      New Mexico
Lovelace Sandia Health System, Inc. (f/k/a Lovelace Health Systems, Inc.)                       New Mexico
Senna Acquisitions, Inc.                                                                         Delaware
Rivid Insurance Company (Bermuda) Ltd                                                            Bermuda
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